UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 8, 2015

PATRIOT NATIONAL BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Connecticut	000-29599	06-1559137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Bedford Street, Stamford, Connecticut	06901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 324-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of independent registered public accounting firm.

On April 8, 2015, Patriot National Bancorp, Inc. (the “Company”) notified KPMG LLP (“KPMG”) that KPMG was dismissed as the Company’s independent registered public accounting firm. The decision to change accounting firms was approved by the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) and ratified by the Board of Directors on April 7, 2015.

During the Company’s two most recent fiscal years ended December 31, 2014 and 2013 and through the date of filing of this Form 8-K, the Company has not had any disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of disagreement in their reports on the Company’s consolidated financial statements. In addition, during such periods and through the date of filing of this Form 8-K, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, other than the remediated material weakness in the Company’s internal controls over financial reporting that was previously reported on our Form 10-K within Item 9A for the fiscal year ended December 31, 2014. KPMG’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2014 and 2013 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The Company’s management has authorized KPMG to respond fully to the inquiries of the new independent registered public accounting firm regarding all matters.

The Company provided KPMG with a copy of this Current Report on Form 8-K prior to its filing with the United States Securities and Exchange Commission (“SEC”) and requested that KPMG furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements in Item 4.01(a). A copy of KPMG’s letter, dated April 13, 2015, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Appointment of new independent registered public accounting firm.

On April 8, 2015, the Company appointed BDO USA, LLP (“BDO”) as the Company’s new independent registered public accounting firm for its first quarter ending March 31, 2015 and its fiscal year ending December 31, 2015. The appointment of BDO was approved by the Audit Committee and ratified by the Board of Directors on April 7, 2015.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

16.1	Letter to Securities and Exchange Commission from KPMG LLP, dated April 13, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.

By:	/s/ Christina L. Maier
Christina L. Maier
Executive Vice President & Chief Financial Officer

Dated: April 13, 2015

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